Exhibit 99.1

CAPITAL CONTRIBUTION AGREEMENT

This CAPITAL CONTRIBUTION AGREEMENT (this “Agreement”) is made and entered into effective as of February 29, 2008 (the “Effective Date”), by and among:

UNIVERSAL CITY DEVELOPMENT PARTNERS, LTD., a Florida limited partnership with its registered office at 1000 Universal Studios Plaza, Orlando, Florida 32819-7610 (the “Partnership”);

UNIVERSAL CITY FLORIDA HOLDING CO. I, a Florida general partnership and the sole limited partner of the Partnership (“Holding I”);

UNIVERSAL CITY FLORIDA HOLDING CO. II, a Florida general partnership and the sole general partner of the Partnership (“Holding II”);

the constituents of Holding I, namely BLACKSTONE UTP CAPITAL LLC, a Delaware limited liability company (“UTP LLC”), BLACKSTONE UTP CAPITAL A LLC, a Delaware limited liability company (“UTP A LLC”), BLACKSTONE UTP OFFSHORE CAPITAL LLC, a Delaware limited liability company (“Offshore LLC”), and BLACKSTONE FAMILY MEDIA III LLC, a Delaware limited liability company (“Family LLC” and, together with Offshore LLC, UTP A LLC, and UTP LLC, collectively, the “Blackstone Partners” and individually, each a “Blackstone Partner”) and UNIVERSAL CITY PROPERTY MANAGEMENT II LLC, a Delaware limited liability company (“UniCo”); and

the constituents of Holding II, namely the Blackstone Partners and UniCo.

RECITALS

WHEREAS, Holding I has an approximately 23.22% limited partnership interest in the Partnership (the “Holding I Partnership Interest”) and Holding II has an approximately 76.78% general partnership interest in the Partnership (the “Holding II Partnership Interest”);

WHEREAS, the partnership interests in each of Holding I and Holding II are currently 50% owned by the Blackstone Partners and 50% owned by UniCo;

WHEREAS, the Blackstone Partners and UniCo desire to transfer, as a capital contribution in return for equity interests to be issued by Holding I, to Holding I, and Holding I desires to acquire and accept from each of the Blackstone Partners and UniCo, divided in proportion to their respective equity interests (each, a “Holding I Cash Contribution”);

WHEREAS, the Blackstone Partners and UniCo desire to transfer, as a capital contribution in return for equity interests to be issued by Holding II, to Holding II, and Holding II desires to acquire and accept from each of the Blackstone Partners and UniCo, divided in proportion to their respective equity interests (each, a “Holding II Cash Contribution”);

WHEREAS, the Blackstone Partners and UniCo agree that the aggregate amount of the Holding I Cash Contribution and the Holding II Cash Contribution shall not exceed $50,000,000 (the “Total Cash Contribution”) and that the Total Cash Contribution shall be divided between Holding I and Holding II in proportion to the Holding I Partnership Interest and the Holding II Partnership Interest;

WHEREAS, immediately thereafter, Holding I desires to transfer, as a capital contribution, to the Partnership, and the Partnership desires to acquire and accept from Holding I, a cash contribution in an amount equal to the Holding I Cash Contribution (the “Second Holding I Cash Contribution”);

WHEREAS, immediately thereafter, Holding II desires to transfer, as a capital contribution, to the Partnership, and the Partnership desires to acquire and accept from Holding II, a cash contribution in an amount equal to the Holding II Cash Contribution (the “Second Holding II Cash Contribution”);

NOW, THEREFORE, it is agreed by and between the parties hereto as follows:

1. Cash Contributions

1.1 Each of the Blackstone Partners and UniCo hereby agrees to contribute, and Holding I hereby agrees to accept, a Holding I Cash Contribution as a contribution to the capital of Holding I in return for the issuance of additional partnership interests effective as of the Effective Date.

1.2 Each of the Blackstone Partners and UniCo hereby agrees to contribute, and Holding II hereby agrees to accept, a Holding II Cash Contribution as a contribution to the capital of Holding II in return for the issuance of additional partnership interests effective as of the Effective Date.

1.2 Subject to the contribution referred to in Section 1.1, Holding I hereby contributes, and the Partnership hereby accepts, the Second Holding I Cash Contribution as a contribution to the capital of the Partnership in return for the issuance of additional partnership interests effective as of the Effective Date.

1.3 Subject to the contribution referred to in Section 1.2, Holding II hereby contributes, and the Partnership hereby accepts, the Second Holding II Cash Contribution as a contribution to the capital of the Partnership in return for the issuance of additional partnership interests effective as of the Effective Date.

1.4 Each of the Blackstone Partners and UniCo hereby agrees to make their respective portions of Holding I Cash Contribution and the Holding II Cash Contribution not later than five business days after receipt of written notice from Holdings I or Holdings II, as applicable, that such contribution is being requested. The written notice shall state the amount of the contribution (which amount shall not be more than the applicable amount set forth in the Recitals) and the wiring instructions for making such contribution.

2. Segregation of Funds

The Partnership shall segregate the proceeds from the Second Holding I Cash Contribution and the Second Holding II Cash Contribution from the Partnership’s other funds. Such proceeds shall be used only to make certain capital expenditures and the capital expenditures funded from such capital contributions shall not count against the limitations on capital expenditures under the Partnership’s existing bank credit agreement.

3. Representations and Warranties

Each party hereto hereby warrants, represents, and covenants that it is a duly organized and existing partnership or company, has all the powers and authority to carry on the business it now conducts and has the full right, power, and authority to enter into and perform the obligations set forth in this Agreement.

4. General Provisions

4.1 Further Assurances. The parties hereto shall each perform such acts, execute and deliver such instruments and documents, and do all such other things as may be reasonably necessary to accomplish the contributions contemplated in this Agreement.

4.2 Governing Law. This agreement shall be construed and enforced in accordance with the laws of the State of Florida (without regard to principles of conflict of laws).

4.3 Severability. If any provision of this Agreement is determined to be invalid, illegal or unenforceable, the remaining provisions of this Agreement remain in full force, if the essential terms and conditions of this Agreement for each party remain valid, binding and enforceable.

4.4 Entire Agreement. This Agreement constitutes the final agreement by and among the parties, and is the complete and exclusive statement of the parties’ agreement on the matters contained herein. All prior and contemporaneous negotiations and agreements by and among the parties with respect to the matters contained herein are superseded by this Agreement.

4.5 Counterparts. The parties may execute this Agreement in multiple counterparts, each of which constitutes an original as against the party that signed it, and all of which together constitute one agreement. The signatures of all parties need not appear on the same counterpart. The delivery of signed counterparts by facsimile or email transmission that includes a copy of the sending party’s signature is as effective as signing and delivering the counterpart in person.

4.6 Headings. The captions, titles and headings included in this Agreement are for convenience only, and do not affect this Agreement’s construction or interpretation. When a reference is made in this Agreement to a Section or the Recitals, such reference will be to a Section of this Agreement or the Recitals of this Agreement unless otherwise indicated.

4.7 Successors and Assigns. This Agreement is binding upon, and shall inure to the benefit of, the respective successors and assigns of each of the parties to this Agreement.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized and empowered officers and representatives effective as of the date first written above.

UNIVERSAL CITY DEVELOPMENT PARTNERS, LTD., a Florida limited partnership

By:	Universal City Florida Holding Co. II, its general partner

	By:	Universal City Property Management II LLC

	By:	/s/ Thomas L. Williams
	Name:	Thomas L. Williams
	Title:	Chairman and CEO

UNIVERSAL CITY FLORIDA HOLDING CO. II, a Florida general partnership

By:	Universal City Property Management II LLC, a Delaware limited liability company

By:	/s/ Thomas L. Williams
Name:	Thomas L. Williams
Title:	Chairman and CEO

BLACKSTONE UTP OFFSHORE CAPITAL L.L.C., a Delaware limited liability company

	By:	Blackstone UTP Offshore Capital Partners L.P., its sole member

		By:	Blackstone Media Management Associates III, L.L.C., its general partner

		By:	/s/ Michael Chae
		Name:	Michael Chae
		Title:	Senior Managing Director

BLACKSTONE FAMILY MEDIA III L.L.C., a Delaware limited liability company

By:	Blackstone Family Media Partnership III L.P., its sole member

	By:	Blackstone Media Management Associates III, L.L.C., its general partner

	By:	/s/ Michael Chae
	Name:	Michael Chae
	Title:	Senior Managing Director

BLACKSTONE UTP CAPITAL L.L.C., a Delaware limited liability company

By:	Blackstone UTP Capital Partners L.P., its sole member

	By:	Blackstone Media Management Associates III, L.L.C., its general partner

	By:	/s/ Michael Chae
	Name:	Michael Chae
	Title:	Senior Managing Director

BLACKSTONE UTP CAPITAL A L.L.C., a Delaware limited liability company

By:	Blackstone UTP Capital Partners A L.L.P., its sole member

	By:	Blackstone Media Management Associates III, L.L.C., its general partner

	By:	/s/ Michael Chae
	Name:	Michael Chae
	Title:	Senior Managing Director

UNIVERSAL CITY FLORIDA HOLDING CO. I, a Florida general partnership

By:	Universal City Property Management II, LLC, a Delaware limited liability company

By:	/s/ Thomas L. Williams
Name:	Thomas L. Williams
Title:	Chairman and CEO

BLACKSTONE UTP OFFSHORE CAPITAL L.L.C., a Delaware limited liability company

	By:	Blackstone UTP Offshore Capital Partners L.P., its sole member

		By:	Blackstone Media Management Associates III, L.L.C., its general partner

		By:	/s/ Michael Chae
		Name:	Michael Chae
		Title:	Senior Managing Director

BLACKSTONE FAMILY MEDIA III L.L.C., a Delaware limited liability company

	By:	Blackstone Family Media Partnership III L.P., its sole member

		By:	Blackstone Media Management Associates III, L.L.C., its general partner

		By:	/s/ Michael Chae
		Name:	Michael Chae
		Title:	Senior Managing Director

BLACKSTONE UTP CAPITAL L.L.C., a Delaware limited liability company

By:	Blackstone UTP Capital Partners L.P., its sole member

	By:	Blackstone Media Management Associates III, L.L.C., its general partner

	By:	/s/ Michael Chae
	Name:	Michael Chae
	Title:	Senior Managing Director

BLACKSTONE UTP CAPITAL A L.L.C., a Delaware limited liability company

By:	Blackstone UTP Capital Partners A L.L.P., its sole member

	By:	Blackstone Media Management Associates III, L.L.C., its general partner

	By:	/s/ Michael Chae
	Name:	Michael Chae
	Title:	Senior Managing Director